PETROLEUM & RESOURCES CORPORATION

Board of Directors

Enrique R. Arzac [1,2]	W. Perry Neff [2,4]
Phyllis O. Bonanno [1,3]	Douglas G. Ober [1]
Daniel E. Emerson [1,3]	Landon Peters [2,3]
Thomas H. Lenagh [1,4]	John J. Roberts [1]
W.D. MacCallan [3,4]	Susan C. Schwab [2,4]
Kathleen T. McGahran [2,4]	Robert J.M. Wilson [1,3]
1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Retirement Benefits Committee

Officers

Douglas G. Ober	Chairman, President and Chief Executive Officer
Joseph M. Truta	Executive Vice President
Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary
Maureen A. Jones	Vice President, Chief Financial Officer and Treasurer
Nancy J.F. Prue	Vice President—Research
Christine M. Sloan	Assistant Treasurer
Geraldine H. Paré	Assistant Secretary

Stock Data

Market Price (9/30/04)	$26.34
Net Asset Value (9/30/04)	$27.89
Discount:	5.6%

New York Stock Exchange and Pacific Exchange ticker symbol: PEO

NASDAQ Mutual Fund Quotation Symbol: XPEOX

Newspaper stock listings are generally under the abbreviation: PetRs

Distributions in 2004

From Investment Income	$0.30
From Net Realized Gains	0.09

Total	$0.39

2004 Dividend Payment Dates

March 1, 2004

June 1, 2004

September 1, 2004

December 27, 2004*

*Anticipated

LETTER TO STOCKHOLDERS

We submit herewith the financial statements of the Corporation for the nine months ended September 30, 2004. In addition, there is a schedule of investments, and a schedule of outstanding option contracts, along with other financial information.

Net assets of the Corporation at September 30, 2004 were $27.89 per share on 21,636,327 shares outstanding, compared with $24.06 per share at December 31, 2003 on 21,736,777 shares outstanding. On March 1, 2004, a distribution of $0.13 per share was paid, consisting of $0.07 from 2003 long-term capital gain, $0.02 from 2003 short-term capital gain, $0.03 from 2003 investment income and $0.01 from 2004 investment income, all taxable in 2004. Investment income dividends of $0.13 per share were paid on June 1, 2004 and September 1, 2004.

Net investment income for the nine months ended September 30, 2004 amounted to $6,912,160, compared with $6,629,020 for the same period in 2003. These earnings are equal to $0.32 and $0.31 per share on the average number of shares outstanding during each period.

Net capital gain realized on investments for the nine months ended September 30, 2004 amounted to $15,873,967, the equivalent of $0.73 per share.

Current and potential shareholders can find information about the Corporation, including the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV, at its site on the Internet. The address for the website is www.peteres.com. Also available at the website are a brief history of the Corporation, historical financial information, and other useful information. Further information regarding shareholder services is located on page 13 of this report.

The Board of Directors has designated Mr. Lawrence L. Hooper, Jr. as the Chief Compliance Officer for the Corporation.

The Corporation is an internally-managed equity fund emphasizing petroleum and other natural resource investments. The investment policy of the Corporation is based on the primary objectives of preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

By order of the Board of Directors,

Douglas G. Ober,

Chairman, President and

Chief Executive Officer

October 22, 2004

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2004

(unaudited)

Assets
Investments* at value:
Common stocks and convertible securities
(cost $273,689,140)	$527,454,244
Short-term investments (cost $69,898,972)	69,898,972
Securities lending collateral (cost $8,703,281)	8,703,281	$606,056,497
Cash		305,457
Receivables:
Investment securities sold		5,743,409
Dividends and interest		651,744
Prepaid expenses and other assets		1,521,561

Total Assets		614,278,668

Liabilities
Open written option contracts at value (proceeds $348,548)		426,065
Obligations to return securities lending collateral		8,703,281
Accrued expenses		1,675,856

Total Liabilities		10,805,202

Net Assets		$603,473,466

Net Assets
Common Stock at par value $1.00 per share, authorized 50,000,000 shares; issued and outstanding 21,636,327 shares		$21,636,327
Additional capital surplus		310,511,063
Undistributed net investment income		1,903,151
Undistributed net realized gain on investments		15,735,338
Unrealized appreciation on investments		253,687,587

Net Assets Applicable to Common Stock		$603,473,466

Net Asset Value Per Share of Common Stock		$27.89

* See Schedule of Investments on pages 8 and 9.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Nine Months Ended September 30, 2004

(unaudited)

Investment Income
Income:
Dividends	$8,671,039
Interest and other income	549,152
Total income	9,220,191
Expenses:
Investment research	895,323
Administration and operations	533,847
Directors’ fees	208,250
Reports and stockholder communications	152,147
Transfer agent, registrar and custodian expenses	118,830
Auditing and accounting services	62,185
Legal services	54,070
Occupancy and other office expenses	121,622
Travel, telephone and postage	45,705
Other	116,052
Total expenses	2,308,031
Net Investment Income	6,912,160
Realized Gain and Change in Unrealized Appreciation on Investments
Net realized gain on security transactions	15,873,967
Change in unrealized appreciation on investments	68,615,037
Net Gain on Investments	84,489,004
Change in Net Assets Resulting from Operations	$91,401,164

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Nine Months Ended September 30, 2004	Year Ended December 31, 2003
	(unaudited)
From Operations:
Net investment income	$6,912,160	$8,134,186
Net realized gain on investments	15,873,967	17,219,079
Change in unrealized appreciation on investments	68,615,037	66,291,943

Change in net assets resulting from operations	91,401,164	91,645,208

Distributions to Stockholders from:
Net investment income	(6,509,761)	(8,108,325)
Net realized gain from investment transactions	(1,956,308)	(17,260,893)

Decrease in net assets from distributions	(8,466,069)	(25,369,218)

From Capital Share Transactions:
Value of shares issued in payment of distributions	—	9,783,141
Cost of shares purchased (Note 4)	(2,402,908)	(4,393,315)

Change in net assets from capital share transactions	(2,402,908)	5,389,826

Total Increase in Net Assets	80,532,187	71,665,816

Net Assets:
Beginning of period	522,941,279	451,275,463

End of period (including undistributed net investment income of $1,903,151 and $1,500,752, respectively)	$603,473,466	$522,941,279

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.    SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources Corporation (the Corporation) is registered under the Investment Company Act of 1940 as a non-diversified investment company. The Corporation’s investment objectives as well as the nature and risk of its investment transactions are set forth in the Corporation’s registration statement.

Security Valuation—Investments in securities traded on national security exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options) are valued at amortized cost. Purchased and written options are valued at the last quoted asked price.

Security Transactions and Investment Income—Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2.    FEDERAL INCOME TAXES

The Corporation’s policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities, including options, at September 30, 2004 was $352,687,635, and net unrealized appreciation aggregated $253,717,410, of which the related gross unrealized appreciation and depreciation were $264,812,012 and $11,094,602, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, annual reclassifications are made within the Corporation’s capital accounts to reflect income and gains available for distribution under income tax regulations.

3.    INVESTMENT TRANSACTIONS

The Corporation’s investment decisions are made by a committee, and recommendations to that committee are made by the research staff.

Purchases and sales of portfolio securities, other than options and short-term investments, during the nine months ended September 30, 2004 were $45,205,974 and $59,646,674, respectively. Options may be written (sold) or purchased by the Corporation. The Corporation, as writer of an option, bears the risk of possible illiquidity of the option markets and from movements in security values. The risk associated with purchasing an option is limited to the premium originally paid. A schedule of outstanding option contracts as of September 30, 2004 can be found on page 10.

Transactions in written covered call and collateralized put options during the nine months ended September 30, 2004 were as follows:

	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2003	550	$62,932	350	$36,992
Options written	4,015	513,114	2,792	326,957
Options terminated in closing purchase transactions	(600)	(79,048)	—	—
Options expired	(1,590)	(170,458)	(1,500)	(176,194)
Options exercised	(1,125)	(149,754)	(150)	(15,993)
Options outstanding, September 30, 2004	1,250	$176,786	1,492	$171,762

4.    CAPITAL STOCK

The Corporation has 5,000,000 authorized and unissued preferred shares without par value.

On December 27, 2003, the Corporation issued 450,110 shares of its Common Stock at a price of $21.735 per share (the average market price on December 8, 2003) to stockholders of record on November 24, 2003 who elected to take stock in payment of the distribution from 2003 capital gain and investment income.

The Corporation may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable.

Transactions in Common Stock for 2004 and 2003 were as follows:

	Shares		Amount
	Nine months ended September 30, 2004	Year ended December 31, 2003	Nine months ended September 30, 2004	Year ended December 31, 2003
Shares issued in payment of dividends	—	450,110	$ —	$9,783,141
Shares purchased (at a weighted average discount from net asset value of 8.1% and 8.2%, respectively)	(100,450)	(223,400)	(2,402,908)	(4,393,315)
Net change	(100,450)	226,710	$(2,402,908)	$5,389,826

On September 30, 2004, the Corporation held a total of 100,450 shares of its Common Stock at a cost of

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

$2,402,908. There were no shares held by the Corporation at December 31, 2003.

The Corporation has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 895,522 shares of the Corporation’s Common Stock at 100% of the fair market value at date of grant. Options are exercisable beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are exercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the holders to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the Common Stock at the date of surrender.

Under the plan, the exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gain paid by the Corporation during subsequent years. At the beginning of 2004, there were 129,447 options outstanding at a weighted average exercise price of $18.35 per share. During the nine months ended September 30, 2004, the Corporation granted options including stock appreciation rights for 19,241 shares of Common Stock with an original weighted average exercise price of $22.86. During the nine months ended September 30, 2004, stock appreciation rights relating to 13,523 stock option shares were exercised at a weighted average market price of $24.70 per share and the stock options relating to these rights with a weighted average exercise price of $14.46 per share were cancelled. At September 30, 2004, there were outstanding exercisable options to purchase 48,682 common shares at $10.83-$24.44 per share (weighted average price of $17.92) and unexercisable options to purchase 86,483 common shares at $15.05-$24.44 per share (weighted average price of $19.87). The weighted average remaining contractual life of outstanding exercisable and unexercisable options was 4.98 years and 6.43 years, respectively. The total compensation expense for stock options and stock appreciation rights recognized for the nine months ended September 30, 2004 was $378,711. At September 30, 2004, there were 260,373 shares available for future option grants.

5.    RETIREMENT PLANS

The Corporation’s non-contributory qualified defined benefit pension plan covers all full-time employees with at least one year of service. Benefits are based on length of service and compensation during the last five years of employment. The Corporation’s policy is to contribute annually to the plan those amounts that can be deducted for federal income tax purposes, plus additional amounts as the Corporation deems appropriate in order to provide assets sufficient to meet benefits to be paid to plan participants. During the nine months ended September 30, 2004, the Corporation contributed $590,000 to the plan. The Corporation does not anticipate making additional contributions to the plan in 2004.

In addition, the Corporation has a nonqualified defined benefit plan which provides eligible employees with retirement benefits to supplement the qualified plan.

The following table aggregates the components of the plans’ net periodic pension cost for the nine months ended September 30:

September 30, 2004
Service Cost	$102,810
Interest Cost	184,067
Expected return on plan assets	(162,596)
Amortization of prior service cost	43,387
Amortization of net loss	99,547
Net periodic pension cost	$267,215

The Corporation also sponsors a defined contribution plan that covers substantially all employees. For the nine months ended September 30, 2004, the Corporation expensed contributions of $41,453. The Corporation does not provide postretirement medical benefits.

6.    EXPENSES

The cumulative amount of accrued expenses at September 30, 2004 for employees and former employees of the Corporation was $1,579,294. Aggregate remuneration paid or accrued during the nine months ended September 30, 2004 to directors and key employees amounted to $1,218,557.

7.    PORTFOLIO SECURITIES LOANED

The Corporation makes loans of securities to brokers, secured by cash deposits, U.S. Government securities, or bank letters of credit. The Corporation accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Corporation also continues to receive interest or dividends on the securities loaned. The loans are secured at all times by collateral of at least 102% of the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Corporation. At September 30, 2004, the Corporation had securities on loan of $7,357,118 and held collateral of $8,703,281, consisting of a money market fund.

FINANCIAL HIGHLIGHTS

	Nine Months Ended
	(unaudited)
	Sept. 30, 2004	Sept. 30, 2003	Year Ended December 31
			2003	2002	2001	2000	1999
Per Share Operating Performance*

Net asset value, beginning of period	$24.06	$20.98	$20.98	$24.90	$32.69	$26.32	$22.87

Net investment income	0.32	0.31	0.38	0.42	0.49	0.37	0.48

Net realized gains and change in unrealized appreciation	3.89	1.34	3.89	(3.20)	(6.81)	7.67	4.67

Total from investment operations	4.21	1.65	4.27	(2.78)	(6.32)	8.04	5.15

Less distributions

Dividends from net investment income	(0.30)	(0.30)	(0.38)	(0.43)	(0.43)	(0.39)	(0.48)

Distributions from net realized gains	(0.09)	(0.09)	(0.81)	(0.68)	(1.07)	(1.35)	(1.07)

Total distributions	(0.39)	(0.39)	(1.19)	(1.11)	(1.50)	(1.74)	(1.55)

Capital share repurchases	0.01	0.02	0.02	0.01	0.06	0.28	0.01

Reinvestment of distributions	—	—	(0.02)	(0.04)	(0.03)	(0.21)	(0.16)

Total capital share transactions	0.01	0.02	0.00	(0.03)	0.03	0.07	(0.15)

Net asset value, end of period	$27.89	$22.26	$24.06	$20.98	$24.90	$32.69	$26.32

Per share market price, end of period	$26.34	$21.30	$23.74	$19.18	$23.46	$27.31	$21.50
Total Investment Return
Based on market price	12.7%	13.2%	30.8%	(13.7)%	(8.7)%	36.1%	13.3%
Based on net asset value	17.8%	8.1%	21.2%	(11.1)%	(19.0)%	33.1%	23.8%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$603,473	$473,922	$522,941	$451,275	$526,492	$688,173	$565,075
Ratio of expenses to average net assets	0.56%†	0.69%†	0.74%	0.49%	0.35%	0.59%	0.43%
Ratio of net investment income to average net assets	1.67%†	1.93%†	1.75%	1.84%	1.67%	1.24%	1.86%
Portfolio turnover	12.36%†	7.84%†	10.20%	9.69%	6.74%	7.68%	11.89%
Number of shares outstanding at end of period (in 000’s)*	21,636	21,287	21,737	21,510	21,148	21,054	21,471

*Prior years have been adjusted to reflect the 3-for-2 stock split effected in October 2000. Certain prior year amounts have been reclassified to conform to current year presentation.

†Ratios presented on an annualized basis.

SCHEDULE OF INVESTMENTS

September 30, 2004

(unaudited)

	Prin. Amt. or Shares	Value (A)
Stocks And Convertible Securities — 87.4%
Energy — 76.5%
Internationals — 25.4%
BP plc ADR	600,000	$34,518,000
ChevronTexaco Corp.	540,000	28,965,600
Exxon Mobil Corp.	1,050,000	50,746,500
Royal Dutch Petroleum Co. ADR	400,000	20,640,000
“Shell” Transport and Trading Co., plc ADR	85,000	3,783,350
Total S.A. ADR (B)	140,000	14,303,800

		152,957,250

Domestics — 8.2%
Amerada Hess Corp.	100,000	8,900,000
ConocoPhillips	300,000	24,855,000
Kerr McGee Corp.	177,153	10,142,009
Murphy Oil Corp.	65,000	5,640,050

		49,537,059

Producers — 14.5%
Apache Corp.	190,000	9,520,900
Burlington Resources Inc.	266,800	10,885,440
Devon Energy Corp.	198,720	14,111,107
EOG Resources, Inc.	180,000	11,853,000
Noble Energy, Inc.	185,000	10,774,400
Occidental Petroleum Corp.	200,000	11,186,000
Pioneer Natural Resources Co. (C)	316,000	10,895,680
XTO Energy Inc.	250,000	8,120,000

		87,346,527

Distributors — 14.6%
AGL Resources Inc.	250,000	7,692,500
Aquila Inc. (B) (C)	2,000,000	6,240,000
Duke Energy Corp.	217,624	4,981,413
Energen Corp.	200,000	10,310,000
Equitable Resources Inc.	250,000	13,577,500
Keyspan Corp.	220,000	8,624,000
MDU Resources Group, Inc.	250,000	6,582,500
National Fuel Gas Co.	200,000	5,666,000
New Jersey Resources Corp.	277,500	11,488,500
Questar Corp.	200,000	9,164,000
Williams Companies, Inc. 9.0% FELINE PACS due 2005	120,000	1,620,000
Williams Companies, Inc.	200,000	2,420,000

		88,366,413

	Prin. Amt. or Shares	Value (A)

Services — 13.8%
Baker Hughes, Inc. (B)	130,000	$5,683,600
BJ Services Co. (C)	370,000	19,391,700
GlobalSantaFe Corp.	200,000	6,130,000
Grant Prideco Inc. (C)	308,000	6,310,920
Nabors Industries Ltd. (C)	175,000	8,286,250
Noble Corp. (C)	185,000	8,315,750
Schlumberger Ltd.	280,000	18,846,800
Weatherford International, Ltd. (C)	205,000	10,459,100

		83,424,120

Basic Industries — 10.9%
Basic Materials & Other — 8.4%
Air Products and Chemicals, Inc.	125,000	6,797,500
Aqua America, Inc.	315,000	6,964,650
Arch Coal Inc.	156,000	5,536,440
du Pont (E.I.) de Nemours and Co.	175,000	7,490,000
General Electric Co.	454,800	15,272,185
Rohm & Haas Co.	200,000	8,594,000

		50,654,775

Paper and Forest Products — 2.5%
Boise Cascade Corp. 7.5% ACES due 2004	51,000	2,534,700
Boise Cascade Corp.	205,000	6,822,400
Smurfit-Stone Container Corp. (C)	300,000	5,811,000

		15,168,100

Total Stocks And Convertible Securities
(Cost $273,689,140) (D)		$527,454,244

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2004

(unaudited)

	Prin. Amt.	Value (A)
Short-Term Investments —11.6%
U.S. Government Obligations — 1.7%
U.S. Treasury Bills, 1.38%, due 11/18/04	$10,000,000	$9,980,933

Commercial Paper — 9.9%
American General Finance Corp., 1.66-1.76%, due 10/19/04-10/26/04	7,000,000	6,993,249
Caterpillar Financial Services Corp., 1.69%, due 10/13/04	4,000,000	3,997,747
ChevronTexaco Funding Corp., 1.46-1.72%, due 10/7/04-11/9/04	6,435,000	6,427,820
Coca-Cola Corp., 1.72%, due 11/4/04	3,395,000	3,389,485
Coca-Cola Enterprises Inc., 1.76%, due 10/19/04	3,605,000	3,601,828
General Electric Capital Corp., 1.59-1.77%, due 10/7/04-11/16/04	6,595,000	6,586,439
GMAC New Center Asset Trust, 1.40-1.42%, due 10/5/04-10/7/04	7,000,000	6,995,847
Nestlé Capital Corp., 1.72%, due 11/2/04	4,670,000	4,662,860
Proctor & Gamble Co., 1.71%, due 11/4/04	6,310,000	6,299,809
Toyota Motor Credit Corp., 1.59-1.71%, due 10/7/04-10/28/04	8,280,000	8,275,102
Unilever Capital Corp., 1.69%, due 10/18/04	2,690,000	2,687,853

		59,918,039

Total Short-Term Investments (Cost $69,898,972)		$69,898,972

Value (A)
Securities Lending Collateral — 1.4%
Money Market Fund
BNY Institutional Cash Reserves Fund, 1.79%, due 10/1/04	$8,703,281

Total Securities Lending Collateral (Cost $8,703,281)	8,703,281

Total Investments — 100.4%
(Cost $352,291,393)	606,056,497
Cash, receivables and other assets, less liabilities — (0.4)%	(2,583,031)

Net Assets — 100.0%	$603,473,466

Notes:

(A)	See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ.
(B)	Some or all of these securities are on loan. See note 7 to financial statements.
(C)	Presently non-dividend paying.
(D)	The aggregate market value of stocks held in escrow at September 30, 2004 covering open call option contracts written was $8,347,400. In addition, the aggregate market value of securities segregated by the Corporation’s custodian required to collateralize open put option contracts written was $7,587,500.

SCHEDULE OF OUTSTANDING OPTION CONTRACTS

September 30, 2004

(unaudited)

Contracts (100 shares each)	Security	Strike Price	Contract Expiration Date		Appreciation/ (Depreciation)

	COVERED CALLS
100	Amerada Hess Corp.	$ 85	Nov	04	$(45,800)
150	Amerada Hess Corp.	90	Jan	05	(47,761)
250	Boise Cascade Corp.	40	Nov	04	24,249
200	Burlington Resources Inc.	40	Jan	05	(37,601)
200	ConocoPhillips	80	Jan	05	(72,601)
150	Royal Dutch Petroleum Co.	55	Jan	05	1,900
100	Total S.A.	105	Nov	04	2,200
100	Total S.A.	105	Feb	05	(11,300)

1,250					(186,714)

COLLATERALIZED PUTS
200	Baker Hughes, Inc.	30	Oct	04	21,549
100	ConocoPhillips	70	Jan	05	5,200
150	du Pont (E.I.) de Nemours and Co.	37.50	Oct	04	13,050
72	Murphy Oil Corp.	50	Oct	04	5,544
135	Murphy Oil Corp.	75	Nov	04	2,340
100	Murphy Oil Corp.	60	Jan	05	6,600
135	Murphy Oil Corp.	65	Jan	05	966
100	Noble Energy, Inc.	50	Jan	05	6,200
250	Precision Drilling Corp.	45	Mar	05	18,099
100	Schlumberger Ltd.	50	Nov	04	18,099
150	Schlumberger Ltd.	50	Jan	05	11,550

1,492					109,197

					$(77,517)

CHANGES IN PORTFOLIO SECURITIES

During the Three Months Ended September 30, 2004

(unaudited)

	Shares
	Additions		Reductions		Held September 30, 2004
Aquila Inc.	2,000,000				2,000,000
ChevronTexaco Corp.	270,000	(1)			540,000
Nabors Industries Ltd.	50,000				175,000
Noble Corp.	50,000				185,000
Noble Energy, Inc.	44,000				185,000
Smurfit-Stone Container Corp.	21,332				300,000
Albemarle Corp.			48,450		—
Amerada Hess Corp.			25,000		100,000
Aqua America, Inc.			7,500		315,000
Arch Coal Inc.			94,000		156,000
EOG Resources, Inc.			20,000		180,000
Ingersoll-Rand Co. Ltd.			76,400		—
MDU Resources Group, Inc.			50,000		250,000
“Shell” Transport and Trading Co., plc ADR			50,000		85,000
Temple-Inland Inc.			105,000		—
Unocal Capital Trust $3.125 Conv. Pfd.			72,540	(2)	—

(1)	By stock split.
(2)	Redeemed 36,272 shares in partial call.

This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in this report. The rates of return will vary and the market value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

HISTORICAL FINANCIAL STATISTICS

December 31	Value of Net Assets	Shares Outstanding*	Net Asset Value per Share*	Dividends from Net Investment Income per Share*	Distributions from Net Realized Gains per Share*
1994	$332,279,398	18,570,450	$17.89	$.61	$.79
1995	401,404,971	19,109,075	21.01	.58	.81
1996	484,588,990	19,598,729	24.73	.55	.88
1997	556,452,549	20,134,181	27.64	.51	1.04
1998	474,821,118	20,762,063	22.87	.52	1.01
1999	565,075,001	21,471,270	26.32	.48	1.07
2000	688,172,867	21,053,644	32.69	.39	1.35
2001	526,491,798	21,147,563	24.90	.43	1.07
2002	451,275,463	21,510,067	20.98	.43	.68
2003	522,941,279	21,736,777	24.06	.38	.81
September 30, 2004 (unaudited)	603,473,466	21,636,327	27.89	.30	.09

*	Prior years have been adjusted to reflect the 3-for-2 stock split effected in October 2000.

Common Stock

Listed on the New York Stock Exchange

and the Pacific Exchange

Petroleum & Resources Corporation

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(410) 752-5900 or (800) 638-2479

Website: www.peteres.com

E-mail: contact@peteres.com

Counsel: Chadbourne & Parke L.L.P.

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Transfer Agent & Registrar: American Stock Transfer & Trust Co.

Custodian of Securities: The Bank of New York

SHAREHOLDER INFORMATION AND SERVICES

DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1 and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in “street” or brokerage accounts may make their elections by notifying their brokerage house representative.

INVESTORS CHOICE

INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, American Stock Transfer & Trust Company (AST). The plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Petroleum & Resources shares.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below.

Initial Enrollment and Optional Cash Investments
Service Fee	$2.50 per investment
Brokerage Commission	$0.05 per share

Reinvestment of Dividends**
Service Fee	2% of amount invested
(maximum of $2.50 per investment)
Brokerage Commission	$0.05 per share

Sale of Shares
Service Fee	$10.00
Brokerage Commission	$0.05 per share

Deposit of Certificates for safekeeping $7.50
Book to Book Transfers	Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments

Initial minimum investment (non-holders)	$500.00
Minimum optional investment (existing holders)	$50.00
Electronic Funds Transfer (monthly minimum)	$50.00
Maximum per transaction	$25,000.00
Maximum per year	NONE

A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.

For Non-Registered Shareholders

For shareholders whose stock is held by a broker in “street” name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a “street” name or brokerage account, please contact your broker for details about how you can participate in AST’s Plan or contact AST.

The Corporation

Petroleum & Resources Corporation

Lawrence L. Hooper, Jr.

Vice President, General Counsel and Secretary

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(800) 638-2479

Website: www.peteres.com

E-mail: contact@peteres.com

The Transfer Agent

American Stock Transfer & Trust Company

Address Shareholder Inquiries to:

Shareholder Relations Department

59 Maiden Lane

New York, NY 10038

(866) 723-8330

Website: www.amstock.com

E-mail: info@amstock.com

Investors Choice Mailing Address:

Attention: Dividend Reinvestment

P.O. Box 922

Wall Street Station

New York, NY 10269

Website: www.InvestPower.com

E-mail: info@InvestPower.com

*The year-end dividend and capital gain distribution will usually be made in newly issued shares of common stock. There will be no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.